PBF Logistics Increases Quarterly Distribution to $0.50 per Unit and
Announces Third Quarter 2018 Earnings Results

•	Third quarter net income attributable to the limited partners of $18.7 million, or $0.42 per common unit, net of the General Partner interest, and EBITDA attributable to PBFX of $38.9 million

•	Sixteenth consecutive quarterly distribution increase to $0.50 per unit, representing a 67% increase to the Partnership’s minimum quarterly distribution

•	Continuing to deliver growth with completion of the East Coast Storage Assets Acquisition

PARSIPPANY, NJ – October 31, 2018 – PBF Logistics LP (NYSE:PBFX, the “Partnership”) today announced third quarter 2018 net income attributable to the limited partners of $18.7 million, or $0.42 per common unit, net of the General Partner interest. During the quarter, the Partnership generated cash from operations of approximately $52.3 million, earnings before interest, income taxes, depreciation, and amortization (“EBITDA”) of $38.9 million and distributable cash flow of $28.5 million. Included in general and administrative expenses for the third quarter are $0.8 million, or $0.02 per common unit, of transaction-related expenses.

“PBF Logistics assets continue to operate well and the team remains dedicated to the ongoing expansion of our business. During the third quarter we focused on the execution of our promising organic growth projects and the completion of the East Coast Storage Assets acquisition which adds meaningful storage capacity to our East Coast operations and positions the Partnership to potentially benefit from changes in the marine fuels and heavy oil markets,” said PBF Logistics GP LLC Executive Vice President Matt Lucey. “Our active business development efforts have generated these accretive opportunities and we see additional attractive prospects for the continuing growth of the Partnership.”

As of September 30, 2018, the Partnership had approximately $464.0 million of liquidity, including approximately $18.0 million in cash and cash equivalents, and access to approximately $446.0 million under its revolving credit facility.

East Coast Storage Assets Acquisition and Drop-downs
On October 1, 2018, the Partnership completed the previously announced acquisition of CPI Operations LLC. The assets acquired include a storage facility and other idled assets located on the Delaware River near Paulsboro, New Jersey (the “East Coast Storage Assets”). The total consideration of $107.0 million includes an initial payment at closing of $75.0 million, plus working capital, with the balance being payable one year after closing.

The East Coast Storage Assets include a storage facility with approximately four million barrels of multi-use storage capacity, of which over 50 percent is heated storage, an Aframax-capable marine facility, a rail facility, a truck terminal, equipment, contracts and other assets. With close proximity to the Paulsboro refinery, the assets are expected to provide synergy opportunities with the Partnership’s sponsor, PBF Energy. The Partnership expects to invest approximately $8.5 million over the next two years in projects to enhance facility capabilities and expects to achieve run-rate earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $15.5 million at the end of 2020.

PBF Logistics Announces Increased Quarterly Distribution
The board of directors of PBF Logistics GP LLC, the Partnership’s general partner, declared a regular quarterly cash distribution of $0.50 per common unit. The distribution is payable on November 30, 2018, to unitholders of record at the close of business on November 15, 2018.

This release is intended to be a qualified notice to nominees under Treasury Regulations Section 1.1446-4(b). All of the Partnership’s distributions to foreign investors are attributable to income that is effectively connected with a United States trade or business. Accordingly, the Partnership’s distributions to foreign investors are subject to federal income tax withholding at the highest effective tax rate.

Non-GAAP Financial Measures
PBFX Reconciliation of Amounts under U.S. GAAP to annualized run-rate EBITDA (unaudited, in millions)

Reconciliation of East Coast Storage Assets and associated projects related Forecasted Net Income to annualized run-rate EBITDA:

(in millions)	East Coast Storage Assets
Forecasted net income	$6.1
Add: Depreciation and amortization expense	4.5
Add: Interest expense, net and other financing costs	4.9
Annualized run-rate EBITDA	$15.5

Annualized run-rate EBITDA for the East Coast Storage Assets assumes the completion of all related capital projects and full run-rate throughput. The identified organic growth capital projects associated with the acquisition are capable to generate incremental revenue for PBFX above the acquired base assets. The organic projects and the execution of the related contracts are expected to be completed with the assets operating at full run-rate volumes by the end of 2020.

The Partnership defines EBITDA as net income (loss) before net interest expense, income tax expense, depreciation and amortization expense. EBITDA is a non-GAAP supplemental financial measure that management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess:

•	our operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or financing methods;

•	the ability of our assets to generate sufficient cash flow to make distributions to our unitholders;

•	our ability to incur and service debt and fund capital expenditures; and

•	the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.

The Partnership’s management believes that the presentation of EBITDA provides useful information to investors in assessing our financial condition and results of operations. EBITDA should not be considered an alternative to net income, income from operations, cash from operations or any other measure of financial performance or liquidity presented in accordance with GAAP. EBITDA has important limitations as an analytical tool because it excludes some, but not all, items that affect net income. Additionally, because EBITDA may be defined differently by other companies in our industry, our definition of EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing its utility.

Conference Call Information
The Partnership’s senior management will host a conference call and webcast regarding quarterly results and other business matters on Wednesday, October 31, 2018, at 11:00 a.m. ET. The call is being webcast and can be accessed at PBF Logistics’ website, http://www.pbflogistics.com. The call can also be accessed by dialing (800) 894-5910 or (785) 424-1052, conference ID: PBFXQ318. The audio replay will be available two hours after the end of the call through November 14, 2018, by dialing (800) 677-7320 or (402) 220-0666.

Forward-Looking Statements
This press release contains forward-looking statements (as that term is defined under the federal securities laws) made by the Partnership and its management. Such statements are based on current expectations, forecasts and projections, including, but not limited to, anticipated financial and operating results, plans, objectives, expectations and intentions that are not historical in nature. Forward-looking statements should not be read as a guarantee of future performance or results, and may not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking statements are based on information available at the time, and are subject to various risks and uncertainties, including risks relating to the securities markets generally, the impact of adverse market conditions impacting PBFX’s logistics and other assets, the possibility that the Partnership may not consummate any pending acquisitions, the Partnership’s plans for financing any pending acquisitions, and other risks inherent in PBFX’s business. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see PBFX’s filings with the Securities and Exchange Commission including its most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. Forward-looking statements reflect information, facts and circumstances only as of the date they are made. The Partnership assumes no responsibility or obligation to update forward-looking statements except as may be required by law.

PBF Logistics LP
PBF Logistics LP, headquartered in Parsippany, New Jersey, is a fee-based, growth-oriented master limited partnership formed by PBF Energy Inc. to own or lease, operate, develop and acquire crude oil and refined petroleum products terminals, pipelines, storage facilities and similar logistics assets.

###
Contacts:
Colin Murray (investors)
ir@pbfenergy.com
Tel: 973.455.7578

Michael C. Karlovich (media)
mediarelations@pbfenergy.com
Tel: 973.455.8994

Results of Operations (Unaudited)

Factors Affecting Comparability

The following tables present our results of operations, related operational information, and reconciliations of net income and net cash provided by operating activities to EBITDA and distributable cash flow (both as defined below) of PBFX for the three and nine months ended September 30, 2018 and 2017. The financial information presented contains the financial results of PBFX, the Development Assets (as defined below) and PNGPC (as defined below) prior to the Development Assets Acquisition (as defined below) on July 31, 2018 and the PNGPC Acquisition (as defined below) on February 28, 2017.

On July 31, 2018, we acquired from PBF Energy Company LLC (“PBF LLC”), a subsidiary of PBF Energy Inc. (“PBF Energy”), all of the issued and outstanding limited liability company interests (the “Development Assets Acquisition”) of: Toledo Rail Logistics Company LLC (“TRLC”), whose assets consist of a loading and unloading rail facility located at PBF Holding’s Toledo Refinery (the “Toledo Rail Products Facility”); Chalmette Logistics Company LLC (“CLC”), whose assets consist of a truck loading rack facility (the “Chalmette Truck Rack”) and a rail yard facility (the “Chalmette Rosin Yard”), both of which are located at PBF Holding’s Chalmette Refinery; Paulsboro Terminaling Company LLC (“PTC”), whose assets consist of a lube oil terminal facility located at PBF Holding’s Paulsboro Refinery (the “Paulsboro Lube Oil Terminal”); and DCR Storage and Loading Company LLC (“DSLC”), whose assets consist of an ethanol storage facility located at PBF Holding’s Delaware City Refinery (the “Delaware Ethanol Storage Facility” and collectively with the Toledo Rail Products Facility, the Chalmette Truck Rack, the Chalmette Rosin Yard, and the Paulsboro Lube Oil Terminal, the “Development Assets”). In connection with the Development Assets Acquisition, we entered into various commercial agreements with PBF Holding Company LLC (“PBF Holding”) and assumed an existing commercial agreement with a third-party.

On April 16, 2018, the Partnership’s wholly-owned subsidiary, PBF Logistics Products Terminals LLC (“PLPT”), completed the purchase of two refined product terminals located in Knoxville, Tennessee, which include product tanks, pipeline connections to the Colonial and Plantation pipeline systems and truck loading facilities (the “Knoxville Terminals”) from Cummins Terminals, Inc. (the “Knoxville Terminals Purchase”).

Effective January 1, 2018, our wholly-owned subsidiary, Delaware City Terminaling Company LLC, and PBF Holding amended the commercial agreements relating to our Delaware City rail unloading assets with the service fees thereunder being adjusted, including the addition of an ancillary fee paid by PBF Holding on an actual cost basis (the “Amended and Restated Rail Agreements”).

On April 17, 2017, our wholly-owned subsidiary, PLPT, acquired the Toledo, Ohio refined products terminal assets (the “Toledo Products Terminal”) from Sunoco Logistics Partners L.P. (the “Toledo Products Terminal Acquisition”). The Toledo Products Terminal is directly connected to, and currently supplied by, PBF Holding’s Toledo Refinery. The Toledo Products Terminal is comprised of a ten-bay truck rack and chemicals, clean product and additive storage capacity.

On February 28, 2017, our wholly-owned subsidiary, PBFX Operating Company LLC (“PBFX Op Co”), acquired from PBF LLC, all of the issued and outstanding limited liability company interests of Paulsboro Natural Gas Pipeline Company LLC (“PNGPC”) (the “PNGPC Acquisition”). In connection with the PNGPC Acquisition, we constructed a new 24” natural gas pipeline to replace the existing interstate pipeline, which commenced services in August 2017 (the “Paulsboro Natural Gas Pipeline”). Concurrent with commencement of operations of the Paulsboro Natural Gas Pipeline, a new service agreement was entered into between PNGPC and Paulsboro Refining Company LLC (“PRC”).

In November 2017, we completed construction of a new crude storage tank at PBF Holding’s Chalmette Refinery (the “Chalmette Storage Tank”). Our wholly-owned subsidiary, PBFX Op Co, began providing storage services to PBF Holding in November 2017 for usage of the Chalmette Storage Tank under a ten-year storage services agreement (the “Chalmette Storage Services Agreement”).

The Development Assets Acquisition and the PNGPC Acquisition were transfers between entities under common control. Accordingly, PBFX’s financial information contained herein has been retrospectively adjusted to include the historical results of the Development Assets and PNGPC as if it was owned by the Partnership for all periods presented. The results of the Development Assets and PNGPC are included in the Transportation and Terminaling segment.

As a result of the factors above, the information included in the following tables is not necessarily comparable on a year-over-year basis.

Non-GAAP Financial Measures

We define EBITDA as net income (loss) before net interest expense, income tax expense, depreciation and amortization expense. We define EBITDA attributable to PBFX as net income (loss) attributable to PBFX before net interest expense, income tax expense, depreciation and amortization expense attributable to PBFX, which excludes the results of acquisitions from PBF LLC prior to the effective dates of such transactions. We define distributable cash flow as EBITDA attributable to PBFX plus non-cash unit-based compensation expense, less net cash paid for interest, maintenance capital expenditures and income taxes. Distributable cash flow will not reflect changes in working capital balances. We use distributable cash flow to calculate a measure we refer to as our coverage ratio. Our coverage ratio is distributable cash flow divided by total distribution declared. EBITDA, EBITDA attributable to PBFX and distributable cash flow are not presentations made in accordance with U.S. generally accepted accounting principles (“GAAP”).

While EBITDA, EBITDA attributable to PBFX and distributable cash flow are not presentations made in accordance with GAAP, they are supplemental financial measures that management and external users of our condensed consolidated financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess:

•	our operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or, in the case of EBITDA, financing methods;

•	the ability of our assets to generate sufficient cash flow to make distributions to our unitholders;

•	our ability to incur and service debt and fund capital expenditures; and

•	the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.

We believe that the presentation of EBITDA and EBITDA attributable to PBFX provides useful information to investors in assessing our financial condition and results of operations. We believe that the presentation of distributable cash flow provides useful information to investors as it is a widely accepted financial indicator used by investors to compare partnership performance, as it provides investors with another perspective of the operating performance of our assets and the cash our business is generating. However, EBITDA, EBITDA attributable to PBFX and distributable cash flow should not be considered alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with GAAP.

EBITDA, EBITDA attributable to PBFX and distributable cash flow have important limitations as analytical tools because they exclude some but not all items that affect net income and net cash provided by operating activities. EBITDA, EBITDA attributable to PBFX and distributable cash flow are reconciled to their most directly comparable financial measures calculated and presented in accordance with GAAP in the Earnings Release Tables included herein.

These non-GAAP financial measures should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other partnerships, because they may be defined differently by other partnerships in our industry, thereby limiting their utility.

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except unit and per unit data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018*	2017*	2018*	2017*
Revenue (a):
Affiliate	$66,140	$62,359	$190,789	$176,916
Third-party	4,416	3,836	12,606	13,459
Total revenue	70,556	66,195	203,395	190,375

Costs and expenses:
Operating and maintenance expenses (a)	20,803	17,704	61,407	52,567
General and administrative expenses	4,725	3,534	15,504	12,947
Depreciation and amortization	7,451	5,756	21,185	17,096
Total costs and expenses	32,979	26,994	98,096	82,610

Income from operations	37,577	39,201	105,299	107,765

Other expense:
Interest expense, net	(10,070)	(7,416)	(29,684)	(22,493)
Amortization of loan fees and debt premium	(497)	(332)	(1,256)	(1,125)
Net income	27,010	31,453	74,359	84,147
Less: Net loss attributable to Predecessor	(80)	(1,219)	(2,443)	(3,863)
Less: Net income attributable to noncontrolling interest (g)	4,725	3,799	13,110	11,218
Net income attributable to the partners	22,365	28,873	63,692	76,792
Less: Net income attributable to the IDR holder	3,641	2,526	10,011	6,319
Net income attributable to PBF Logistics LP unitholders	$18,724	$26,347	$53,681	$70,473

Net income per limited partner unit (h):
Common units - basic	$0.42	$0.63	$1.25	$1.69
Common units - diluted	0.42	0.63	1.25	1.69
Subordinated units - basic and diluted	—	—	—	1.61

Weighted-average limited partner units outstanding (h):
Common units - basic	44,518,365	42,127,288	42,965,502	33,280,957
Common units - diluted	44,612,522	42,161,008	43,015,817	33,309,555
Subordinated units - basic and diluted	—	—	—	8,787,068

Cash distribution declared per unit (e)	$0.5000	$0.4800	$1.4850	$1.4100

See Footnotes to Earnings Release Tables

* Current and prior-period financial information has been retrospectively adjusted for the Development Assets Acquisition.

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands)

	Three Months Ended September 30, 2018
	PBF Logistics	Development Assets*	Consolidated Results
Revenue:
Affiliate	$66,140	$—	$66,140
Third-party	3,889	527	4,416
Total revenue	70,029	527	70,556

Costs and expenses:
Operating and maintenance expenses	20,268	535	20,803
General and administrative expenses	4,725	—	4,725
Depreciation and amortization	7,379	72	7,451
Total costs and expenses	32,372	607	32,979

Income (loss) from operations	37,657	(80)	37,577

Other expense:
Interest expense, net	(10,070)	—	(10,070)
Amortization of loan fees and debt premium	(497)	—	(497)
Net income (loss)	27,090	(80)	27,010
Less: Net loss attributable to Predecessor	—	(80)	(80)
Less: Net income attributable to noncontrolling interest (g)	4,725	—	4,725
Net income attributable to the partners	22,365	—	22,365
Less: Net income attributable to the IDR holder	3,641	—	3,641
Net income attributable to PBF Logistics LP unitholders	$18,724	$—	$18,724

See Footnotes to Earnings Release Tables

*Reflects the results of the Development Assets prior to our acquisition on July 31, 2018.

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands)

	Three Months Ended September 30, 2017
	PBF Logistics	Development Assets*	Consolidated Results
Revenue:
Affiliate	$62,359	$—	$62,359
Third-party	3,135	701	3,836
Total revenue	65,494	701	66,195

Costs and expenses:
Operating and maintenance expenses	15,930	1,774	17,704
General and administrative expenses	3,534	—	3,534
Depreciation and amortization	5,610	146	5,756
Total costs and expenses	25,074	1,920	26,994

Income (loss) from operations	40,420	(1,219)	39,201

Other expense:
Interest expense, net	(7,416)	—	(7,416)
Amortization of loan fees and debt premium	(332)	—	(332)
Net income (loss)	32,672	(1,219)	31,453
Less: Net loss attributable to Predecessor	—	(1,219)	(1,219)
Less: Net income attributable to noncontrolling interest (g)	3,799	—	3,799
Net income attributable to the partners	28,873	—	28,873
Less: Net income attributable to the IDR holder	2,526	—	2,526
Net income attributable to PBF Logistics LP unitholders	$26,347	$—	$26,347

See Footnotes to Earnings Release Tables

*Reflects the results of the Development Assets prior to our acquisition on July 31, 2018.

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands)

	Nine Months Ended September 30, 2018
	PBF Logistics	Development Assets*	Consolidated Results
Revenue:
Affiliate	$190,789	$—	$190,789
Third-party	10,677	1,929	12,606
Total revenue	201,466	1,929	203,395

Costs and expenses:
Operating and maintenance expenses	57,427	3,980	61,407
General and administrative expenses	15,504	—	15,504
Depreciation and amortization	20,793	392	21,185
Total costs and expenses	93,724	4,372	98,096

Income (loss) from operations	107,742	(2,443)	105,299

Other expense:
Interest expense, net	(29,684)	—	(29,684)
Amortization of loan fees and debt premium	(1,256)	—	(1,256)
Net income (loss)	76,802	(2,443)	74,359
Less: Net loss attributable to Predecessor	—	(2,443)	(2,443)
Less: Net income attributable to noncontrolling interest (g)	13,110	—	13,110
Net income attributable to the partners	63,692	—	63,692
Less: Net income attributable to the IDR holder	10,011	—	10,011
Net income attributable to PBF Logistics LP unitholders	$53,681	$—	$53,681

See Footnotes to Earnings Release Tables

*Reflects the results of the Development Assets prior to our acquisition on July 31, 2018.

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands)

	Nine Months Ended September 30, 2017
	PBF Logistics	Development Assets*	Consolidated Results
Revenue:
Affiliate	$176,916	$—	$176,916
Third-party	11,384	2,075	13,459
Total revenue	188,300	2,075	190,375

Costs and expenses:
Operating and maintenance expenses	47,203	5,364	52,567
General and administrative expenses	12,947	—	12,947
Depreciation and amortization	16,672	424	17,096
Total costs and expenses	76,822	5,788	82,610

Income (loss) from operations	111,478	(3,713)	107,765

Other expense:
Interest expense, net	(22,493)	—	(22,493)
Amortization of loan fees and debt premium	(1,125)	—	(1,125)
Net income (loss)	87,860	(3,713)	84,147
Less: Net loss attributable to Predecessor	(150)	(3,713)	(3,863)
Less: Net income attributable to noncontrolling interest (g)	11,218	—	11,218
Net income attributable to the partners	76,792	—	76,792
Less: Net income attributable to the IDR holder	6,319	—	6,319
Net income attributable to PBF Logistics LP unitholders	$70,473	$—	$70,473

See Footnotes to Earnings Release Tables

*Reflects the results of the Development Assets prior to our acquisition on July 31, 2018.

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
KEY OPERATING AND FINANCIAL INFORMATION
(Unaudited, amounts in thousands except as indicated)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018*	2017*	2018*	2017*
Transportation and Terminaling Segment
Terminals
Total throughput (barrels per day (“bpd”)) (b)(d)	299,757	196,985	290,076	202,896
Lease tank capacity (average lease capacity barrels per month)	1,713,988	1,922,453	1,970,347	2,141,027
Pipelines
Total throughput (bpd) (b)(d)	166,275	137,262	162,027	134,951
Lease tank capacity (average lease capacity barrels per month)	1,548,747	1,273,634	1,553,509	1,132,124

Storage Segment
Storage capacity reserved (average shell capacity barrels per month)	4,138,709	3,709,693	4,343,379	3,729,789

Cash Flow Information:
Net cash provided by (used in):
Operating activities	$52,255	$29,239	$117,582	$117,676
Investing activities	(20,956)	(15,536)	(86,627)	(32,076)
Financing activities	(32,958)	(25,337)	(32,597)	(110,401)
Net change in cash	$(1,659)	$(11,634)	$(1,642)	$(24,801)

Other Financial Information:
EBITDA attributable to PBFX (c)	$38,934	$40,873	$111,321	$112,894
Distributable cash flow (c)	$28,545	$32,293	$82,891	$91,430
Quarterly distribution declared per unit (e)	$0.5000	$0.4800	$1.4850	$1.4100
Distributions (e):
Common units	$23,028	$20,417	$66,792	$52,687
Subordinated units - PBF LLC	—	—	—	7,308
IDR holder - PBF LLC	3,641	2,526	10,011	6,319
Total distributions	$26,669	$22,943	$76,803	$66,314
Coverage ratio (c)	1.07x	1.41x	1.08x	1.38x
Capital expenditures, including acquisitions	$20,956	$15,536	$86,627	$72,100

See Footnotes to Earnings Release Tables

* Current and prior-period financial information has been retrospectively adjusted for the Development Assets Acquisition.

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
KEY OPERATING AND FINANCIAL INFORMATION
(Unaudited, in thousands)

	September 30,	December 31,
Balance Sheet Information:	2018	2017*
Cash and cash equivalents (f)	$18,022	$19,664
Property, plant and equipment, net	736,876	684,488
Total assets	806,850	748,215
Total debt (f)	567,152	548,793
Total liabilities	611,662	580,455
Partners’ equity	26,425	(4,143)
Noncontrolling interest (g)	168,763	171,903
Total liabilities and equity	806,850	748,215

See Footnotes to Earnings Release Tables

* Prior-period financial information has been retrospectively adjusted for the Development Assets Acquisition.

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
RECONCILIATION OF AMOUNTS REPORTED UNDER U.S. GAAP
TO EBITDA AND DISTRIBUTABLE CASH FLOW
(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018*	2017*	2018*	2017*
Reconciliation of net income to EBITDA and distributable cash flow (c):
Net income	$27,010	$31,453	$74,359	$84,147
Interest expense, net	10,070	7,416	29,684	22,493
Amortization of loan fees and debt premium	497	332	1,256	1,125
Depreciation and amortization	7,451	5,756	21,185	17,096
EBITDA	45,028	44,957	126,484	124,861
Less: Predecessor EBITDA	(8)	(1,073)	(2,051)	(3,329)
Less: Noncontrolling interest EBITDA (g)	6,102	5,157	17,214	15,296
EBITDA attributable to PBFX	38,934	40,873	111,321	112,894
Non-cash unit-based compensation expense	1,052	807	4,549	4,515
Cash interest	(10,112)	(8,006)	(29,741)	(23,622)
Maintenance capital expenditures attributable to PBFX	(1,329)	(1,381)	(3,238)	(2,357)
Distributable cash flow	$28,545	$32,293	$82,891	$91,430

Reconciliation of net cash provided by operating activities to EBITDA and distributable cash flow (c):
Net cash provided by operating activities	$52,255	$29,239	$117,582	$117,676
Change in operating assets and liabilities	(16,245)	9,109	(16,233)	(10,793)
Interest expense, net	10,070	7,416	29,684	22,493
Non-cash unit-based compensation expense	(1,052)	(807)	(4,549)	(4,515)
EBITDA	45,028	44,957	126,484	124,861
Less: Predecessor EBITDA	(8)	(1,073)	(2,051)	(3,329)
Less: Noncontrolling interest EBITDA (g)	6,102	5,157	17,214	15,296
EBITDA attributable to PBFX	38,934	40,873	111,321	112,894
Non-cash unit-based compensation expense	1,052	807	4,549	4,515
Cash interest	(10,112)	(8,006)	(29,741)	(23,622)
Maintenance capital expenditures attributable to PBFX	(1,329)	(1,381)	(3,238)	(2,357)
Distributable cash flow	$28,545	$32,293	$82,891	$91,430

See Footnotes to Earnings Release Tables

* Current and prior-period financial information has been retrospectively adjusted for the Development Assets Acquisition.

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
SEGMENT FINANCIAL INFORMATION
(Unaudited, in thousands)

	Three Months Ended September 30, 2018*
	Transportation and Terminaling	Storage	Corporate	Consolidated Total
Total revenue (a)	$64,011	$6,545	$—	$70,556
Depreciation and amortization expense	6,524	927	—	7,451
Income (loss) from operations	38,599	3,703	(4,725)	37,577
Interest expense, net and amortization of loan fees and debt premium	—	—	10,567	10,567
Capital expenditures	20,199	757	—	20,956

	Three Months Ended September 30, 2017*
	Transportation and Terminaling	Storage	Corporate	Consolidated Total
Total revenue (a)	$60,608	$5,587	$—	$66,195
Depreciation and amortization expense	5,135	621	—	5,756
Income (loss) from operations	39,837	2,898	(3,534)	39,201
Interest expense, net and amortization of loan fees and debt premium	—	—	7,748	7,748
Capital expenditures	9,243	6,293	—	15,536

	Nine Months Ended September 30, 2018*
	Transportation and Terminaling	Storage	Corporate	Consolidated Total
Total revenue (a)	$182,815	$20,580	$—	$203,395
Depreciation and amortization expense	18,408	2,777	—	21,185
Income (loss) from operations	109,059	11,744	(15,504)	105,299
Interest expense, net and amortization of loan fees and debt premium	—	—	30,940	30,940
Capital expenditures, including the Knoxville Terminals Purchase	85,782	845	—	86,627

	Nine Months Ended September 30, 2017*
	Transportation and Terminaling	Storage	Corporate	Consolidated Total
Total revenue (a)	$173,524	$16,851	$—	$190,375
Depreciation and amortization expense	15,254	1,842	—	17,096
Income (loss) from operations	111,237	9,475	(12,947)	107,765
Interest expense, net and amortization of loan fees and debt premium	—	—	23,618	23,618
Capital expenditures, including the Toledo Products Terminal Acquisition	57,255	14,845	—	72,100

* Current and prior-period financial information has been retrospectively adjusted for the Development Assets Acquisition.

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
SEGMENT FINANCIAL INFORMATION
(Unaudited, in thousands)

	Balance at September 30, 2018
	Transportation and Terminaling	Storage	Corporate	Consolidated Total
Total assets	$718,461	$84,620	$3,769	$806,850

	Balance at December 31, 2017*
	Transportation and Terminaling	Storage	Corporate	Consolidated Total
Total assets	$649,975	$86,760	$11,480	$748,215

See Footnotes to Earnings Release Tables

* Prior-period financial information has been retrospectively adjusted for the Development Assets Acquisition.

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
FOOTNOTES TO EARNINGS RELEASE TABLES
(Unaudited, in thousands, except per unit data)

(a)
See discussion of the factors affecting comparability noted on page 4. Our results of operations may not be comparable to the historical results of operations for the reasons described below:

Revenue - Effective January 1, 2018, we entered into the Amended and Restated Rail Agreements, which impacted revenue recognized related to those assets for the three and nine months ended September 30, 2018.

On April 16, 2018, our wholly-owned subsidiary, PLPT, purchased the Knoxville Terminals, which was accounted for as a business combination. As such, there was no revenue associated with the terminals prior to our acquisition.

On July 31, 2018, we acquired the Development Assets from PBF LLC. Commercial agreements with PBF Energy for the Development Assets commenced subsequent to our acquisition, with the exception of an existing commercial agreement associated with the Paulsboro Lube Oil Terminal.

In November 2017, construction of the Chalmette Storage Tank was completed, and, as a result, the Chalmette Storage Services Agreement commenced.

In August 2017, the Paulsboro Natural Gas Pipeline commenced service. Concurrent with the commencement of operations, a new service agreement was entered into between PNGPC and PRC regarding the Paulsboro Natural Gas Pipeline.

On April 17, 2017, our wholly-owned subsidiary, PLPT, acquired the Toledo Products Terminal, which was accounted for as a business combination. As such, there was no revenue associated with the terminal prior to our acquisition.

Operating and maintenance expenses - As a result of the Toledo Products Terminal Acquisition, the PNGPC Acquisition, commencement of operations of the Chalmette Storage Tank, the Knoxville Terminals Purchase and the Development Assets Acquisition, our operating expenses are not comparative to prior periods due to expenses associated with these acquired assets.

(b) Calculated as the sum of the average throughput per day for each asset group for the period presented.

(c) See “Non-GAAP Financial Measures” on page 5 for definitions of EBITDA, EBITDA attributable to PBFX, distributable cash flow and coverage ratio.

(d)
Operating information pertains to assets which are included in the Transportation and Terminaling segment. Throughput information reflects activity subsequent to execution of the commercial agreements in connection with the acquisitions of the Toledo Products Terminal, the Paulsboro Natural Gas Pipeline, the Knoxville Terminals and the Development Assets.

(e)
On October 31, 2018, we announced a quarterly cash distribution of $0.5000 per limited partner unit based on the results of the third quarter of 2018. The distribution is payable on November 30, 2018 to PBFX unitholders of record at the close of business on November 15, 2018. The total distribution amounts include the expected distributions to be made related to third quarter earnings.

(f)
Management also utilizes net debt as a metric in assessing our leverage. Net debt is a non-GAAP measure calculated by subtracting cash and cash equivalents from total debt. We believe this measurement is also useful to investors since we have the ability to and may decide to use a portion of our cash and cash equivalents to retire or pay down our debt. This non-GAAP financial measure should not be considered in isolation or as a substitute for analysis of our debt levels as reported under GAAP. Our definition of net debt may not be comparable to similarly titled measures of other partnerships, because it may be defined differently by other partnerships in our industry, thereby limiting its utility. Our net debt as of September 30, 2018 and December 31, 2017 was $549,130 and $529,129, respectively.

(g)
Our subsidiary, PBFX Op Co, holds a 50% controlling interest in Torrance Valley Pipeline Company LLC (“TVPC”), with the other 50% interest in TVPC owned by TVP Holding Company LLC (“TVP Holding”), an indirect subsidiary of PBF Holding. PBFX Op Co is also the sole managing member of TVPC. We, through our ownership of PBFX Op Co, consolidate the financial results of TVPC, and record a noncontrolling interest for the economic interest in TVPC held by TVP Holding. Noncontrolling interest on the condensed consolidated statements of operations includes the portion of net income or loss attributable to the economic interest in TVPC held by TVP Holding. Noncontrolling interest on the condensed consolidated balance sheets includes the portion of net assets of TVPC attributable to TVP Holding.

(h)
PBFX bases its calculation of net income per limited partner unit on the weighted-average number of limited partner units outstanding during the period and the amount of available cash that has been or will be distributed to the limited partners and IDR holders for that reporting period. The weighted-average number of common and subordinated units reflects the conversion of all outstanding subordinated units to common units on June 1, 2017.